UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

PARALLAX HEALTH SCIENCES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52534	46-4733512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-4442 (Registrant’s Telephone Number)
Copy of all Communications to: Peter V. Hogan Buchalter 1000 Wilshire Boulevard, Suite 1500 Los Angeles, CA 90017 (213) 891-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Parallax” mean Parallax Health Sciences, Inc., a Nevada corporation, and its subsidiaries, unless otherwise indicated.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosures set forth in Item 2.03 are incorporated by into this Item 1.01 by reference.

ITEM 2.03

CREATION  OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 27, 2019, Parallax Health Sciences, Inc., a Nevada corporation (the “Company”), issued a 12% convertible promissory note (the “Note”) in the aggregate principal sum of $111,000, pursuant to that certain Securities Purchase Agreement (the “Securities Purchase Agreement).  The Note matures November 27, 2019 (“Maturity Date”), and contains a repayment provision for the holder of the Note the right, at its option, to convert the principal sum and any accrued interest, in whole or part, into shares of the Company’s common stock at any time on or before the Maturity Date at a conversion rate of  the lower of (i) $0.12 per share; or (ii) 70% of the second lowest sale price during the twenty (20 consecutive trading days on which at least 100 shares of common stock were traded immediately preceding the conversion date.  The proceeds from the Note were received on March 11, 2019, the closing date.

As part of the Securities Purchase Agreement, the noteholder was issued Warrants to purchase 300,000 shares of the Company’s common stock at an exercise price of $0.15 per share for a period of five (5) years.

A form of the Note, the Securities Purchase Agreement and the Warrant is attached to this Current Report as exhibits 4.1, 10.1, and 10.2, respectively, and incorporated herein by reference. The disclosure set forth in this Section 2.03 is intended to be a summary only and is qualified in its entirety by reference to the exhibits.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures set forth in Item 2.03 are incorporated by into this Item 3.02 by reference. The issuance of the Notes and Warrants were made in reliance on exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, on the basis that the Registrant had a pre-existing relationship with the investor and there was no public offering.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit	Filing Reference
4.1	12% Convertible Promissory Note dated February 27, 2019	Filed herewith
10.1	Form of Securities Purchase Agreement dated February 27, 2019	Filed herewith
10.2	Form of Warrant dated February 27, 2019	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLAX HEALTH SCIENCES, INC.

Dated: March 15, 2019	/s/ Calli R. Bucci
Calli R. Bucci
Chief Financial Officer